UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2012

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The information in this Report, including the exhibits, is being furnished pursuant to Items 2.02 and 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SECTION 2. FINANCIAL INFORMATION.

Item 2.02.	Results of Operations and Financial Condition.

On October 25, 2012, International Paper Company (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2012, and will hold a webcast and conference call later the same day to discuss these results. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release.

SECTION 7. REGULATION FD DISCLOSURE.

Item 7.01.	Regulation FD Disclosure.

On October 24, 2012, the Company issued a press release announcing a transaction in Brazil. Attached as Exhibit 99.2 and incorporated herein by reference is a copy of the press release.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of International Paper Company dated October 25, 2012.

99.2	Press Release of International Paper Company dated October 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: October 25, 2012	By:	/s/ SHARON R. RYAN
		Name:	Sharon R. Ryan
		Title:	Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of International Paper Company dated October 25, 2012.

99.2	Press Release of International Paper Company dated October 24, 2012.

E-1